DEBTOR: In Store Media Systems, Inc.                 MONTHLY FINANCIAL REPORT
                                                             CHAPTER 11

CASE NUMBER: 02-28289 MER

For Period: May 1, 2004 to May 31, 2004



                                   COVER SHEET

           Accounting Method Used: [ x ] Accrual Basis [ ] Cash Basis

--------------------------------------------------------------------------------

              THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each      Debtor   must   attach   each   of   the    following
  Required Document        reports/documents  unless the U.S. Trustee has waived
                           the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U.S. Trustee.

----------------------- -------------- ------------------------------------------------------------------------------
   Report/Document       Previously
       Attached            Waived                               REQUIRED REPORTS/DOCUMENTS
----------------------- -------------- ------------------------------------------------------------------------------
        [ x ]                [ ]       Cash Receipts and Disbursements Statement (Form 2-B)

        [ x ]                [ ]       Supporting Schedules (Form 2-C)

        [ x ]                [ ]       Balance Sheet (Form 2-D)

        [ x ]                [ ]       Profit and Loss (Form 2-E)

        [ x ]                [ ]       Quarterly Fee Summary (Form 2-F)

        [ x ]                [ ]       Narrative (Form 2-G)

        [ x ]                [ ]       Bank Statements for All Bank Accounts

        [ x ]                [ ]       Bank Statement Reconciliations for All Bank Accounts
----------------------- -------------- ------------------------------------------------------------------------------


I declare under penalty of perjury that the following Monthly Financial Report, and any attachments thereto, are true and correct to the best of my knowledge and belief.


Executed on: June 15, 2004             Debtor(s): In Store Media Systems, Inc.

                                      By: /s/ William P. Stelt

                                      Position: Chief Financial Officer (Acting)


                                                                       Form 2-A
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                       CASE NO. 02-28289 MER
        ---------------------------


                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                              As of May 31, 2004

                               CASH RECONCILIATION

1.  Beginning  Cash  Balance  (Ending  Cash  Balance from last month's report)         $   9,698.92


2.  Cash Receipts (From Cash Receipts Journal on next page)                            $       0.00

3.  Cash Disbursements (From Cash Disbursements Journal on next page)                  $   3,227.93

4.  Net Cash Flow (Line 2 minus Line 3)                                                $  (3,227.93)

5.  Ending Cash Balance (To Form 2-D)                                                  $   6,470.99
                                                                                     ==============


                          CASH SUMMARY - ENDING BALANCE

                                              Amount       Financial Institution

Petty Cash                                         $0.00
Regular Checking - New DIP                         $0.00
Regular Checking - Old DIP                         $0.00       Wells Fargo
New DIP Checking                               $6,470.99       Wells Fargo
Regular Checking - Payroll                         $0.00       Wells Fargo
Short-Term Investments                             $0.00       Wells Fargo

TOTAL (Must agree with line 5 above)           $6,470.99
                                          ==============


                                                                       Form 2-B
                                                                   Rev 10/01/01

                          In Store Media Systems, Inc.
                             CASE NO. 02-28289 MER

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                        For Period May 1 to May 31, 2004

                              CASH RECEIPTS JOURNAL


Date                                Description (Source)                 Amount
----                                --------------------                 ------
Operating Account Activity


Total Operating Account Activity (Receipts)                               $0.00

Payroll Account Activity

Total Payroll Account Activity (Receipts)                                 $0.00
    Total Cash Receipts (to line 2 of Cash Reconciliation)                $0.00

                           CASH DISBURSEMENTS JOURNAL

Date      Ck Nos.   Payee                     Description (Purpose)       Amount
----       -------   -----                    ---------------------       ------
Operating Account Activity

05/05/04  Bk Debit  Wells Fargo Bank       Service Charge                 $10.93
05/13/04  2067  Vintage Filings LLC        SEC Filing 8-K                $357.00
05/13/04  2068  Acclaim Financial Group    Patient Fees Reinbursement  $1,700.00
05/13/04  2069  Corporate Stock Transfer   Stock Transfer Fees            $75.00
05/13/04  2070  Mini U Storage             Storage Facility               $85.00
05/13/04  2071  William P. Stelt           Contract Labor              $1,000.00

Total Operating Account Activity (Disbursements)                       $3,227.93

Other Account Activity
                                                                           $0.00

Total Payroll Account Activity                                             $0.00

                            Total Cash Disbursements (to
                            line 3 of Cash Reconciliation)             $3,227.93
                                                                     ===========

                            Less: Intra Company Disbursements              $0.00

                            Net Disbursements (to Schedule 2 F)        $3,227.93
                                                                     ===========

                                                                       Form 2-B
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 MER


                              SUPPORTING SCHEDULES

                        For Period May 1 to May 31, 2004

                      POST-PETITION TAXES PAYABLE SCHEDULE

The Debtor pays all taxes at the time of payroll processing to its Payroll Service (Wells Fargo Express Pay). Payments are made by ACH transfer the day before the payroll is due. Debtor pays payroll on the 15th and End of Month therefore at the end of each month, the debtor has paid all payroll taxes due to the Payroll Service.

                                       Beg Balance*     Additions    Pmts/Deposits   Date Paid     Check No.    End Balance
                                       ------------     ---------    -------------   ---------     ---------    -----------
Income Tax Withheld
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00

FICA Tax Withheld (SS & Medicare)             $0.00                                                                  $0.00
Employer's FICA Tax (SS & Medicare)           $0.00                                                                  $0.00

Unemployment Tax:
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00

Sales,Use & Excise Taxes                      $0.00                                                                  $0.00

Property Taxes                                $0.00                                                                  $0.00

Accrued Income Tax:
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00
     Other:                                   $0.00                                                                  $0.00

TOTALS (Post Petition End Bal to Form 2-D)    $0.00          $0.00          $0.00                                    $0.00


* For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

                               INSURANCE SCHEDULE

                                    Carrier/Agent   Amt of Coverag      ePolicy Exp Date      Prem Paid Date
---------------------              --------         -----------------------------------       --------------
None Required

                                                                       Form 2-C
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 MER


                              SUPPORTING SCHEDULES

                      For Period May 1 to May 31, 2004

               ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING


Due                                                                                        Post Petition
                                                        Accounts Rec                     Accounts Payable
Under 30 Days                                                     $0.00                          $   354.00
30 to 60 Days                                                     $0.00                          $ 3,329.98
61 to 90 Days                                                     $0.00                          $     0.00
91 to 120 Days                                                    $0.00                          $38,230.32
Over 120 Days

Total Post Petition                                               $0.00                xxxxxxxxxxxxxxxxx

Pre Petition Amts                                                 $0.00                xxxxxxxxxxxxxxxxx

Total Accounts Receivable                                         $0.00                xxxxxxxxxxxxxxxxx
Less: Bad Debt Reserve                                            $0.00                xxxxxxxxxxxxxxxxx
Net Accounts Receivable (To Form 2-D)                             $0.00                xxxxxxxxxxxxxxxxx

Total Post Petition Accounts Payable                                                             $41,913.80

(To Form 2-D)


            SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

                                                          Date of                Estimated
                                         Amt Paid      Court Approval           Balance Due*
                                         --------      --------------           ------------
Debtor's Counsel                          $25,000.00 Pre-Petition Retainer   $22,559.07 (Included in A/P)
Counsel for Unsecured Creditors' Com           $0.00
Trustee's Counsel                              $0.00
Accountant                                     $0.00
Other: Debtor's Corporate Counsel         $25,000.00 Pre-Petition Retainer   $19,097.73 (Included in A/P)
Brownstein, Hyatt and Farber                                                $125,000.00 (Accrued not in A/P)


*Balance due to include fees and expenses incurred but not yet paid.

            SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

        Payee Name      Position        Nature of Payment       Amount






**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

                                                                       Form 2-C
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 EEB


                      BALANCE SHEET - As of May 31, 2004

                                     ASSETS

Current Assets:
     Cash (From Form 2-B, line 5)                                         $6,470.00
     Accounts Receivable                                                      $0.00
     Inventory                                                                $0.00
     Other Current Assets:                                              $121,715.58
                                                                        -----------

                                         Total Current Assets                            $128,186.57
                                                                                         -----------

Fixed Assests:
     Land                                                                     $0.00
     Leasehold Improvements                                                   $0.00
     Equipment, Furn & Fixtures                                               $0.00
                                         Total Fixed Assets                   $0.00
     Less: Accumulated Depreciation                                           $0.00
                                         Net Fixed Assets                                      $0.00
                                                                                               -----

Other Long Term Assets:
   Debt Issuance Costs                                                        $0.00
   Patents (Net of Amortization)                                         $84,847.12
                                                                                          $ 84,847.12
                                         TOTAL ASSETS                                     $213,033.69
                                                                                    ==================

              LIABILITIES

Post Petition Liabilities
   Accounts Payable (from Form 2E)                    $630,623.70
      Less: Pre-Petition                              $588,709.90        $41,913.80
                                                      -----------
   Accrued Fees & Expenses                                              $141,290.99
   Accrued Interest Payable                                              $32,284.65
   Accrued - AFG II                                                      $60,000.00
   Loans & Notes Payable to Directors                                    $23,100.00
      Total Post Petition Liabilities                                                     $298,589.44

Pre-Petition Liabilities:
   Priority Claims
   Secured Debt                                                         $403,950.22
   Unsecured Debt                                                     $1,751,038.57
      Total Pre-Petition Liabilities                                                    $2,154,988.79
                                         TOTAL LIABILITIES                              $2,453,578.23
                                                                                    ==================

             OWNERS' EQUITY

Capital Stock                                                            $87,826.14
Paid-In Capital                                                      $21,312,720.30
Preferred Stock                                                         $500,000.00
Preferred Stock Dividends                                               ($86,055.56)
Stock Subscriptions                                                     $325,000.00
Treasury Stock                                                         ($563,750.00)
Retained Earnings:
     Pre-Petition                                                   ($21,029,172.61)
     Pre- Petition Net Income (1/1-11/11/02)                         ($1,986,496.80)
     Post Petition Net Income (11/12/02-05/31/04)                      ($800,616.01)
          TOTAL OWNERS' EQUITY                                       ($2,240,544.54)
          TOTAL LIABILITIES AND OWNERS' EQUITY                                            $213,033.69
                                                                                    ==================

                                                                       Form 2-D
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 MER


                            PROFIT AND LOSS STATEMENT

                      For Period May 1 to May 31, 2004

Gross Operating Revenue                                                       $0.00
Less: Discounts, Returns and Allowances                                       $0.00

     Net Operating Revenues                                                                     $0.00

Cost of Goods Sold                                                                              $0.00

     Gross Profit                                                                               $0.00

Operating Expenses:
     Salaries and Wages                                                       $0.00
     Rents and Leases                                                        $85.00
     Payroll Taxes                                                            $0.00
     Advertising & Promotion                                                  $0.00
     Auto Expense                                                             $0.00
     Bank Charges                                                             10.93
     Contract Labor                                                       $1,000.00
     Computer Repairs & Maintenance                                           $0.00
     Employee Incentives/Med Benefits                                         $0.00
     Equipment Rentals                                                        $0.00
     Insurance Expense                                                        $0.00
     Lender Expenses                                                         $42.22
     Licenses & Fees                                                          $0.00
     Miscellaneous and Other                                                  $0.00
     Office Funishings & Supplies/Printing                                    $0.00
     Payroll Service                                                          $0.00
     Press Releases                                                           $0.00
     Regulatory Compliance Exp (SEC, etc.)                                  $257.00
     Sales and Property Taxes                                                 $0.00
     Telephone/Fax/Internet                                                   $0.00
     Transfer Agent Fees                                                      $0.00
     Trash Removal & Utilities                                                $0.00
     Travel and Entertainment                                                 $0.00

     Total Operating Expenses                                                               $1,395.15
          Operating Income (Loss)                                                          ($1,395.15)

Legal and Professional Fees                                                                $15,180.33
Depreciation, Depletion and Amortization                                                      $700.00
Interest Expense                                                                            $2,006.01

          Net Operating Income (Loss)                                                      ($19,281.49)

Non-Operating Income and Expenses
     Other Non-Operating (Expenses)                                           $0.00
     Gains (Losses) on Sale of Assets                                         $0.00
     Interest Income                                                          $0.00
     Other Non-Operating Income                                               $0.00

          Net Non-Operating Income or (Expenses)                                                $0.00

          Net Income (Loss) Before Income Taxes                                            ($19,281.49)

Federal and State Income Tax Expense (Benefit)                                                  $0.00

          NET INCOME (LOSS)                                                                ($19,281.49)
                                                                                    ==================

                                                                       Form 2-E
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO. 02-28289 MER


                            Quarterly Fee Summary (1)

                           Month Ended May 31, 2004


Month                   Cash Disbursements (2)          Quarterly Fee Due        Check No.     Date
-----                   ----------------------          -----------------        ---------     ----
January                        $1,692.35
February                       $1,447.47
March                          $1,493.50
Total 1st Qtr                  $4,633.32                   $250.00                  2065      4/16/2004

April                          $1,776.66
May                            $3,227.93
June                               $0.00
Total 2nd Qtr                  $5,004.59                     $0.00

July                               $0.00
August                             $0.00
September                          $0.00
Total 3rd Qtr                      $0.00                     $0.00

October                            $0.00
November                           $0.00
December                           $0.00
Total 4th Qtr                      $0.00                     $0.00

(1) This summary is to reflect the current calendar year's information cumulative to the end of the reporting period.

(2) Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts.

                                                                       Form 2-F
                                                                   Rev 10/01/01

DEBTOR:  In Store Media Systems, Inc.                     CASE NO:  02-28289 MER


                                    NARRATIVE

                        For Period May 1 to May 31, 2004

1. The Debtor and Let's Go Shopping ("LGS") have reached a settlement of the litigation that, subject to Bankruptcy court approval, will settle the litigation between LGS, the Debtor and certain related parties ("LGS Litigation").

2. The Debtor has filed a motion under applicable Bankruptcy rules seeking approval of the LGS Settlement.

3. Depending on, among other things, the ruling by the Bankruptcy Court with respect to the LGS Settlement, the Debtor anticipated filing a plan of reorganization with the Bankruptcy Court within 30 days of receiving Bankruptcy Court approval of the LGS Settlement.

4. The Debtor has requested additional funding from Acclaim Financial Group Venture II, LLC ("AFGVII") pursuant to the terms of the Credit Agreement between AFGVII and the Debtor.

                                                                       Form 2-G
                                                                   Rev 10/01/01

In Store Media Systems, Inc.
Bank Reconciliation Worksheet
Month of: May 2004


                      New Operating DIP Acct # 823-6331735

Acct # 1      Balance per Bank                 $6,470.99

              Add:
                 Deposits in Transit               $0.00

              Less:
                 Checks Outstanding                $0.00

              Balance per Books                $6,470.99